Prospectus
October 1, 2007

Service Class Shares

Royce Mid-Cap Value Fund

www.roycefunds.com

TheRoyceFund

Committed to Smaller Companies, Devoted to Value

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

Table of Contents
Overview	1
Royce Mid-Cap Value Fund	2
Investing in Mid-Cap Companies	4
Management of the Funds	5
General Shareholder Information	6

Overview

At Royce & Associates, LLC ("Royce"), the Fund's investment adviser, we invest primarily in the securities of mid-, small- and micro-cap companies using various value methods. We evaluate the quality of a company's balance sheet, the level of its cash ﬂows and other measures of a company's ﬁnancial condition and proﬁtability. We may also consider other factors, such as a company's unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difﬁculties. We then use these factors to assess the company's current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to ﬁve-year period, resulting in capital appreciation for Fund investors.

Our Funds' ability to achieve their goals will depend largely on our portfolio managers' skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

- Chuck Royce

Service Class Shares are offered by The Royce Funds without sales charges. Shares of other Fund classes are generally offered only to or through institutions or broker-dealers.

The information on page 2-3 about the Fund's investment goals and principal strategies and about the primary risks for the Fund's investors is based on, and should be read in conjunction with, the information on page 4 of this Prospectus. This section includes information about the investment and risk characteristics of mid-cap companies, the market for their securities and Royce's risk-averse value approach to investing. For biographical information about the portfolio managers of the Fund, please see page 5.

ROYCE MID-CAP VALUE FUND

Investment Goal and Principal Strategies

Royce Mid-Cap Value Fund's investment goal is long-term growth of capital. The Fund's assets are primarily invested in equity securities issued by mid-cap companies that Royce believes are trading below its estimate of their current worth. Consistent with Royce's value approach to investing, the Fund generally seeks to invest in securities of companies that have excellent business strengths, high internal rates of return and exhibit above-average prospects. Charles M. Royce and Steven G. McBoyle co-manage the Fund.

Normally, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies with stock market capitalization between $2.5 billion and $10 billion. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Mid-Cap Value Fund is subject to market risk - the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies ; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Therefore, the prices of foreign companies in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. issuers. From time to time, foreign capital markets may be less liquid and may exhibit more volatility than those in the United States. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund expects to commence operations as of the date of this Prospectus, it does not yet have any historical performance and therefore no return information is included in this Prospectus.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	1.00%

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses	0.62%
Total annual Fund operating expenses	1.87%
Fee waivers and expense reimbursements	(0.38)%
Net annual Fund operating expenses	1.49%

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund's net annual operating expense ratio at or below 1.49% through December 31, 2007 and 1.99% through December 31, 2010. The Fund's "other expenses" are estimated for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years
$152	$576

Mid-capitalization stocks or Mid-caps are stocks issued by companies with market capitalizations between $2.5 billion and $10 billion.

Market capitalization is the number of a company's outstanding shares of stock multiplied by its most recent closing price per share.

INVESTING IN MID-CAP COMPANIES

The Fund primarily invests in equity securities issued by mid-cap companies. Royce deﬁnes mid-cap as those companies with market capitalizations between $2.5 billion and $10 billion.

Investing in mid-cap companies may involve greater risk than investing in larger-capitalization companies. Mid-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns.

Value Investing

Royce's portfolio managers use various value methods in managing the Fund's assets. In selecting securities for the Fund, they evaluate the quality of a company's balance sheet, the level of its cash ﬂows and other measures of a company's ﬁnancial condition and proﬁtability. The portfolio managers may also consider other factors, such as a company's unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difﬁculties. The portfolio managers then use these factors to assess the company's current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce's portfolio managers generally invest in securities of companies that are trading signiﬁcantly below their estimate of the company's current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company's securities to increase over a two- to ﬁve-year period toward this estimate.

Royce's value approach strives to reduce some of the other risks of investing in mid--cap securities (for the Fund's portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen ﬁnancial risk by buying companies with strong balance sheets and low leverage. While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid-cap companies. For more information regarding the speciﬁc approach used for the Fund's portfolio, see pages 2-3.

Although Royce's approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad mid-cap market declines, it may also potentially have the effect of limiting gains in strong mid-cap up markets.

Temporary Investments

The Fund may invest in short-term ﬁxed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

Royce invests in equity securities of mid-cap companies that are trading significantly below our assessment of their current worth, with the expectation that their market prices should increase toward this estimate, resulting in capital appreciation for Fund investors.

MANAGEMENT OF THE FUNDS

Royce & Associates, LLC is the Fund's investment adviser and is responsible for the management of its assets. Royce has been investing in equity securities with a value approach for more than 30 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm's President and Chief Investment Officer during this period and serves as Co-Manager of the Fund.

Royce's senior investment staff includes the following portfolio managers: W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; and Charles R. Dreifus, Principal. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC.

Royce's investment staff also includes Steven G. McBoyle, Portfolio Manager, who serves as Co-Manager of the Fund. Mr. McBoyle has been employed by Royce since June 2007 as a Portfolio Manager and previously was a Partner (2006-2007), Portfolio Manager (2005-2007) and Senior Research Analyst (2001-2004) at Lord Abbett and prior to that was a Vice President, Mergers & Acquisitions at Morgan Stanley (2000-2001).

The Fund's Statement of Additional Information provides additional information about the structure of the portfolio managers' compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

Royce Fund Services, Inc. ("RFS") distributes the Fund's shares. The Royce Fund has adopted a distribution plan for the Service Class of the Fund under Rule 12b-1. Under the plan, the Service Class is obligated to pay a fee to RFS at the annual rate of up to 0.25% of its average net assets. RFS will use these fees to cover sales-related, shareholder servicing and account maintenance costs and to pay service and other fees to broker-dealers that introduce investors to the Fund.

State Street Bank and Trust Company is the custodian of the Fund's securities, cash and other assets. State Street's agent, Boston Financial Data Services - Midwest ("BFDS"), is the Fund's transfer agent.

Investment Advisory Services Provided By Royce

Royce receives advisory fees monthly as compensation for its services to the Fund. The annual rate of these fees, before any waiver to cap the expense ratios for the Fund at the specified level as shown in the Fees and Expenses table, is as follows:
Annual Rate of Fund's Average Net Assets
-	1.00% of the first $2,000,000,000
-	0.95% of the next $2,000,000,000
-	0.90% of the next $2,000,000,000 and
-	0.85% of any additional average net assets

A discussion of the basis of the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's Annual Report to Shareholders for the period ending December 31, 2007.

Net Asset Value (NAV) is the value of each Class of a Fund's net assets divided by the number of its outstanding shares.

Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

GENERAL SHAREHOLDER INFORMATION

For a more detailed discussion of The Royce Fund policies regarding ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please contact Investor Services at (800) 221-4268.

Purchasing Shares
Minimum initial investment for shares purchased directly from The Royce Fund
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Accounts	$1,000
403(b)(7) or 401(k) Accounts	None
The minimum for subsequent investments is $50, regardless of account type.

The Fund offered through this Prospectus is no-load, meaning that you pay no sales fees to buy shares directly through The Royce Fund. The Fund pays its own management fees and other operating expenses as outlined in this prospectus.

If you purchase Fund shares through a third-party intermediary, such as a discount or full service broker-dealer, bank or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans ("Retirement Plan Recordkeepers"), investment minimums, commissions, fees, policies and procedures may vary from those described in this Prospectus.

If you purchase Fund shares through a third party intermediary, the shares may be held in the name of that party on the Fund's books. RFS and/or Royce may compensate broker-dealers, ﬁnancial intermediaries, Retirement Plan Recordkeepers and other service providers that introduce investors to the Fund and/or provide certain administrative services to their customers who own Fund shares. In addition, The Royce Fund's Board of Trustees has authorized the Fund to compensate such third parties to the extent the Board has determined that the services which these parties render to the Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.

Payments to third-party intermediaries may be more or less than the payments received by these parties with respect to other mutual funds, and may influence the intermediary to make the Fund available over other mutual funds. You may ask your intermediary about those differing interests and how it is compensated for administering your Fund investment.

The Royce Fund reserves the right both to suspend the offering of any Fund's shares to new investors and to reject any speciﬁc purchase request. The Funds do not offer their shares for sale outside of the United States.

Customer Identification Program

To help the government ﬁght the funding of terrorism and money laundering activities, federal law requires all ﬁnancial institutions to obtain, verify and record information that identiﬁes each person who opens an account. When you open a new account to buy shares of the Fund, the Fund or your ﬁnancial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your ﬁnancial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares

You may redeem shares in your account at any time. The Fund, however, is intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

Early Redemption Fee

In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of any Fund that you held for less than 180 days. Each fee is payable to the Fund out of the proceeds otherwise payable to you.

The "ﬁrst-in, ﬁrst-out" method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Fund's transfer agent, the anniversary day of an account transaction determines the 180-day holding period, so that if you purchased the Fund's shares on June 1, 2007, these shares would be subject to the fee if you were to redeem them prior to November 28, 2007. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after November 28, 2007.

You will incur no fee on shares that you acquire through distribution reinvestment but, except as described below, the redemption fee will apply to shares that you exchange into another Royce Fund. The following types of shareholders and accounts are generally exempt from the early redemption fee: participants in Automatic Investment or Automatic Withdrawal Plans; certain proﬁt sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

Other Redemption Information

The Royce Fund may suspend redemption privileges or postpone payment for the Fund when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

The Fund will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder's redemption request by delivering selected shares or units of portfolio securities-redemption in kind-under certain circumstances.

The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notiﬁed that the value of your account is below the Fund's minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares

Large and frequent short-term trades in the Fund's shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efﬁcient management of the Fund's portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by the Fund's other shareholders.

The Fund's Board of Trustees has determined that the Fund is not designed to serve as vehicles for frequent trading in response to short-term ﬂuctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Fund (the "Policy").

The Policy provides that the Fund will monitor shareholder trading activity and will seek to restrict a shareholder's trading privileges in the Fund if that shareholder is found to have engaged in multiple "Round Trip" transactions. A "Round Trip" is deﬁned as a purchase (including exchanges) into the Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Fund will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips. In addition, as described above, the Fund imposes a redemption fee on certain short-term redemptions to discourage frequent trading.

The Fund may reject any purchase or exchange order by any investor for any reason, including orders the Fund believes are made by short-term investors. In particular, under the Policy the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

With respect to accounts where shareholder transactions are processed, or records are kept, by third party intermediaries, the Fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same ﬁnancial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identiﬁed, the Fund will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Fund may not be able to determine that a speciﬁc order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Fund. There is no assurance, therefore, that the Fund will reject all such orders. The Fund does not have any arrangements with any investor or ﬁnancial intermediary to permit frequent purchases and redemptions of their shares. The Fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Fund that provide a substantially similar level of protection against excessive trading.

Although the Fund will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identiﬁed, prevented or terminated.

Net Asset Value Per Share

Net asset value per share is calculated by dividing the value of the Fund's net assets by the number of its outstanding shares. The Fund's investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund's Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Fund may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Fund could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer- specific event has occurred during this time that, in Royce's judgment, is likely to have affected the closing price of a security, it may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. The Fund will value its non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company.

The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Securities in the Fund's portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund's shareholders are not able to purchase or redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day's NAV. If your order is received after the close of regular trading, it will receive the next business day's NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund's transfer agent in a timely manner.

Portfolio Disclosure Policy

A description of the Fund's policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Fund's Statement of Additional Information on The Royce Funds' website www.roycefunds.com. The Fund's complete portfolio holdings are also available on The Royce Funds' website approximately 30 to 40 days after each calendar quarter end and remain available until the next quarter's holdings are posted.

Reports

The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to "Shareholder Services" at www.roycefunds.com and click on "eDelivery Services" for more details.

Dividends, Distributions And Taxes

The Fund pays dividends, if any, from net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund. Dividends and distributions will be taxable to shareholders whether paid in cash or reinvested in additional shares.

Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder's cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

If you redeem shares of the Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, the Fund's net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder's investment.

The IRS requires that the Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identiﬁcation.

Taxation of Distributions

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned the Fund's shares. The following table describes in general how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.) The Fund's annual distributions normally consist primarily of capital gains:
Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors
Qualified dividend income	5%	15%
Other dividend income	Ordinary income rate	Ordinary income rate
Short-term capital gains	Ordinary income rate	Ordinary income rate
Long-term capital gains	5%	15%

The above is only a summary of certain federal income tax consequences of investing in the Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

TheRoyceFund

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports

Additional information about the Fund's investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund's performance, is available in the Funds' annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information ("SAI")

Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:
By telephone
(800) 221-4268

By mail

The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds' prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC's Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599

Prospectus

October 1, 2007

Investment Class Shares

Royce Mid-Cap Select Fund

www.roycefunds.com

TheRoyceFund

Committed to Smaller Companies, Devoted to Value

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

Table of Contents
Overview	1
Royce Mid-Cap Select Fund	2
Additional Information on Investment Strategies and Risks	5
Management of the Fund	7
Investing in the Fund	7
General Shareholder Information	9

Overview

At Royce & Associates, LLC ("Royce"), the Fund's investment adviser, we invest primarily in the securities of mid-, small- and micro-cap companies using various value methods. We evaluate the quality of a company's balance sheet, the level of its cash ﬂows and other measures of a company's ﬁnancial condition and proﬁtability. We may also consider other factors, such as a company's unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difﬁculties. We then use these factors to assess the company's current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to ﬁve-year period, resulting in capital appreciation for Fund investors.

Our Funds' ability to achieve their goals will depend largely on our portfolio managers' skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

- Chuck Royce

This Prospectus relates only to the Investment Class of shares of Royce Mid-Cap Select Fund (the "Fund").

The information on page 2-4 about the Fund's investment goals and principal strategies and about the primary risks for the Fund's investors is based on, and should be read in conjunction with, the information on pages 5-6 of this Prospectus. This section includes information about the investment and risk characteristics of mid-cap companies, the market for their securities and Royce's risk-averse value approach to investing. For biographical information about the portfolio managers of the Fund, please see page 7.

ROYCE MID-CAP SELECT FUND

Investment Goal and Principal Strategies

The investment goal of Royce Mid-Cap Select Fund, a fund designed for "qualified investors," is long-term growth of capital. The Fund may take long and short positions in equity securities. The long portion of the Fund's portfolio is invested primarily in a limited number (generally less than 100) of equity securities issued by mid-cap companies that it believes are trading below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security. Charles M. Royce and Steven G. McBoyle co-manage the Fund.

Normally, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies with market capitalizations between $2.5 billion and $10 billion. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or through short sales in passively managed, exchange traded funds ("ETFs") that track performance of a market index. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes that (i) it is issued by a company with a highly leveraged balance sheet or limited growth prospects and/or that is poorly managed or (ii) a company's securities, or an ETF, are otherwise over-priced. The short portion of the Fund's portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and market indices. The Fund will not sell short securities representing more than 35% of its net assets.

The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund's pre-fee total return. Only persons who are "qualified investors" (persons who are qualified clients within the meaning of the Security and Exchange Commission rule permitting such performance fee) may invest in the Fund. Please see page 7 for more information.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Mid-Cap Select Fund is subject to market risk-the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund's limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

The Fund's use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund's investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund's return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands the securities to be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the security is otherwise rising, a "short squeeze" could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a "short squeeze" is significantly higher when the Fund is seeking to close out a short position in a mid-cap security than it would be for a larger-cap security because of such securities' lower trading volume.

Short-sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that is able to pass through to shareholders.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Therefore, the prices of foreign companies in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. issuers. From time to time, foreign capital markets may be less liquid and may exhibit more volatility than those in the United States. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

The Fund's borrowing may increase its volatility, and interest and other borrowing costs may exceed the gain on securities purchased by borrowed funds.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund expects to commence operations as of the date of this Prospectus, it does not yet have any historical performance and therefore no return information is included in this Prospectus.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

NEITHER THE ANNUAL FUND OPERATING EXPENSES NOR THESE EXAMPLES SHOULD BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. THE FUND'S PRE-FEE ANNUAL RATES OF RETURN AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Early redemption fee
On purchases held for three years or more	None
On purchases held for less than three years	2.00%

Annual Fund Operating Expenses* (expenses deducted from Fund assets)

Performance fees	0.63%
Distribution (12b-1) fees	None
Dividends on securities sold short	0.69%
Other expenses	None
Total annual Fund operating expenses	1.32%

* Performance fees of 12.5% of the Fund's pre-fee, high watermarked, total returns are estimated based on an assumed 5% pre-fee annual rate of return. Actual performance fees will depend on the Fund's future returns. Dividends on securities sold short have been estimated for the current fiscal year.

Other expenses are shown as "none" because Royce is responsible for paying them.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% pre-fee annual rate of return each year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years
$377	$463

You would pay the following expenses if you did not redeem your shares:
1 Year	3 Years
$143	$463

Mid-capitalization stocks or Mid-caps are stocks issued by companies with market capitalizations between $2.5 billion and $10 billion.

Market capitalization is the number of a company's outstanding shares of stock multiplied by its most recent closing price per share.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Investing in Mid-Cap Companies

The Fund primarily invests in equity securities issued by mid-cap companies. Royce deﬁnes mid-cap as those companies with market capitalizations between $2.5 billion and $10 billion.

Investing in mid-cap companies may involve greater risk than investing in larger-capitalization companies. Mid-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price for that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. The short portion of the Fund's portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and market indices. The Fund may also make short sales "against the box." These transactions involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration. The Fund's use of short sales involves additional investment risks and transaction costs. While short sales can be used to further the Fund's investment goal, under certain market conditions they can increase the volatility of the Fund and decrease its liquidity. If the Fund makes short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund's potential loss from an uncovered short position in an equity security or stock index is unlimited. (See the Fund's "Primary Risks for Fund Investors" above).

The Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account. The Fund's obligation to replace the borrowed security will be secured by segregated collateral, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both the collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Borrowing

The Fund may borrow money in order to increase its holdings of portfolio securities and/or to collateralize short sale positions. Borrowing will exaggerate the effect on the Fund's net asset value of any increase or decrease in the market price of securities in the Fund's portfolio and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

Value Investing

Royce's portfolio managers use various value methods in managing the Fund's assets. In selecting securities for the Fund, they evaluate the quality of a company's balance sheet, the level of its cash ﬂows and other measures of a company's ﬁnancial condition and proﬁtability. The portfolio managers may also consider other factors, such as a company's unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difﬁculties. The portfolio managers then use these factors to assess the company's current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce's portfolio managers generally invest in securities of companies that are trading signiﬁcantly below their estimate of the company's current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company's securities to increase over a two- to ﬁve-year period toward this estimate.

Royce's value approach strives to reduce some of the other risks of investing in mid-cap securities (for the Fund's portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen ﬁnancial risk by buying companies with strong balance sheets and low leverage. While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid-cap companies. For more information regarding the speciﬁc approach used for the Fund's portfolio, see pages 2-4.

Although Royce's approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad mid-cap market declines, it may also potentially have the effect of limiting gains in strong mid-cap up markets.

Temporary Investments

The Fund may invest in short-term ﬁxed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

Royce invests in equity securities of mid-cap companies that are trading significantly below our assessment of their current worth, with the expectation that their market prices should increase toward this estimate, resulting in capital appreciation for Fund investors.

MANAGEMENT OF THE FUNDS

Royce & Associates, LLC is the Fund's investment adviser and is responsible for the management of its assets. Royce has been investing in equity securities with a value approach for more than 30 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm's President and Chief Investment Officer during this period and serves as Co-Manager of the Fund.

Royce's senior investment staff includes the following portfolio managers: W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; and Charles R. Dreifus, Principal. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC.

Royce's investment staff also includes Steven G. McBoyle, Portfolio Manager, who serves as Co-Manager of the Fund. Mr. McBoyle has been employed by Royce since June 2007 as a Portfolio Manager and previously was a Partner (2006-2007), Portfolio Manager (2005-2007) and Senior Research Analyst (2001-2004) at Lord Abbett and prior to that was a Vice President, Mergers & Acquisitions at Morgan Stanley (2000-2001).

The Fund's Statement of Additional Information provides additional information about the structure of the portfolio managers' compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

State Street Bank and Trust Company is the custodian of the Fund's securities, cash and other assets. State Street's agent, Boston Financial Data Services - Midwest ("BFDS"), is the Fund's transfer agent.

Performance Fee

As compensation for its services to the Fund and for paying the Fund's other ordinary operating expenses as set forth below, Royce is entitled to receive from the Fund a performance fee of 12.5% of the Fund's pre-fee total return. The fee, payable monthly, is calculated and accrued daily, based on the value of the Fund's then current assets.

Fees are subject to a high watermark test. Fund shares will not bear a fee for any day on which the Fund's pre-cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. Conversely, Fund shares will bear a fee for any day on which the Fund's pre-fee cumulative total return exceeds its pre-fee cumulative total return as of the day on which a fee was last accrued. This high watermark test is measured from the Fund's commencement of operations and therefore could result in either Fund shares bearing a fee in a calendar year when the Fund's return is negative, or not bearing a fee in a calendar year when the Fund's return is positive. In either event, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual.

A discussion of the basis of the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's Annual Report to Shareholders for the period ending December 31, 2007.

Responsibility for Payment of Other Ordinary Operating Expenses

Royce is responsible for paying all of the Fund's other ordinary operating expenses. Non-ordinary expenses, including dividend expense relating to short-selling activities, brokerage commissions, taxes, interest, litigation expenses and other expenses not incurred in the ordinary course of the Fund's business, are borne by the Fund.

INVESTING IN THE FUND

Only "qualified investors" may invest in the Fund. A "qualified investor" is defined as one who meets the Securities and Exchange Commission's definition of the term "qualified client." The term qualified client includes:

(a)

an individual who, or a corporation, partnership, trust or other company that, Royce (and any person acting on its behalf) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse), or more than $1,500,000 at the time of purchase; or

(b)	an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $750,000.

The requirement that Fund shares be purchased only by qualified investors applies to both initial and subsequent investments in the Fund. Qualified investors (or any persons acting on their behalf) must represent to The Royce Fund and Royce in writing that they are investing in the Fund for their own accounts and not with a view of transferring their Fund shares or any interest in them to another person. The Royce Fund has imposed restrictions on transfers of the Fund's shares in order to prevent persons who are not qualified investors from purchasing them.

Net Asset Value (NAV) is the value of each Class of a Fund's net assets divided by the number of its outstanding shares.

Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

GENERAL SHAREHOLDER INFORMATION

For a more detailed discussion of The Royce Fund policies regarding ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please contact Investor Services at (800) 221-4268.

To Invest in the Funds

To open a new account directly with the Fund, please call Investor Services at (800) 221-4268 for an Account Application. Investments in the Funds may also be made through a registered investment advisor, broker-dealer, trust company or other financial intermediary who has previously established a relationship with Royce for this Fund.

Purchasing Shares

Minimum initial investment for shares purchased directly from The Royce Fund

Minimum initial investment	$50,000
Minimum subsequent investment	$100

If you purchase Fund shares through a third-party, such as a discount or full service broker-dealer, bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may vary from those described in this Prospectus. Fund shares purchased through a third party may be held in the name of the third party on the Fund's books.

The Royce Fund reserves the right both to suspend the offering of the Fund's shares to new investors and to reject any speciﬁc purchase request. The Fund does not offer its shares for sale outside of the United States.

Customer Identification Program

To help the government ﬁght the funding of terrorism and money laundering activities, federal law requires all ﬁnancial institutions to obtain, verify and record information that identiﬁes each person who opens an account. When you open a new account to buy shares of the Fund, the Fund or your ﬁnancial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your ﬁnancial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares

You may redeem shares in your account at any time. The Fund, however, is intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

Early Redemption Fee

In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 2% on redemptions of shares of any Fund that you held for less than three years. Each fee is payable to the Fund out of the proceeds otherwise payable to you.

The "ﬁrst-in, ﬁrst-out" method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Fund's transfer agent, the anniversary day of an account transaction determines the three-year holding period, so that if you purchased the Fund's shares on June 1, 2007, these shares would be subject to the fee if you were to redeem them prior to June 1, 2010. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after June 1, 2010.

You will incur no fee on shares that you acquire through distribution reinvestment. The following types of shareholders and accounts are generally exempt from the early redemption fee: participants in Automatic Investment or Automatic Withdrawal Plans; certain proﬁt sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

Other Redemption Information

The Royce Fund may suspend redemption privileges or postpone payment for the Fund when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

The Fund will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder's redemption request by delivering selected shares or units of portfolio securities - redemption in kind -under certain circumstances.

The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notiﬁed that the value of your account is below the Fund's minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares

Large and frequent short-term trades in the Fund's shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efﬁcient management of the Fund's portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by the Fund's other shareholders.

The Fund's Board of Trustees has determined that the Fund is not designed to serve as vehicles for frequent trading in response to short-term ﬂuctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Fund (the "Policy").

The Policy provides that the Fund will monitor shareholder trading activity and will seek to restrict a shareholder's trading privileges in the Fund if that shareholder is found to have engaged in multiple "Round Trip" transactions. A "Round Trip" is deﬁned as a purchase (including exchanges) into the Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Fund will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips. In addition, as described above, the Fund imposes a redemption fee on certain short-term redemptions to discourage frequent trading.

The Fund may reject any purchase or exchange order by any investor for any reason, including orders the Fund believes are made by short-term investors. In particular, under the Policy the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

With respect to accounts where shareholder transactions are processed, or records are kept, by third party intermediaries, the Fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same ﬁnancial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identiﬁed, the Fund will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Fund may not be able to determine that a speciﬁc order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Fund. There is no assurance, therefore, that the Fund will reject all such orders. The Fund does not have any arrangements with any investor or ﬁnancial intermediary to permit frequent purchases and redemptions of their shares. The Fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Fund that provide a substantially similar level of protection against excessive trading.

Although the Fund will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identiﬁed, prevented or terminated.

Net Asset Value Per Share

Net asset value per share is calculated by dividing the value of the Fund's net assets by the number of its outstanding shares. The Fund's investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund's Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Fund may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Fund could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer- specific event has occurred during this time that, in Royce's judgment, is likely to have affected the closing price of a security, it may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. The Fund will value its non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company.

The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Securities in the Fund's portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund's shareholders are not able to purchase or redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day's NAV. If your order is received after the close of regular trading, it will receive the next business day's NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund's transfer agent in a timely manner.

Portfolio Disclosure Policy

A description of the Fund's policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Fund's Statement of Additional Information on The Royce Funds' website www.roycefunds.com. The Fund's complete portfolio holdings are also available on The Royce Funds' website approximately 30 to 40 days after each calendar quarter end and remain available until the next quarter's holdings are posted.

Reports

The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to "Shareholder Services" at www.roycefunds.com and click on "eDelivery Services" for more details.

Dividends, Distributions And Taxes

The Fund pays dividends, if any, from net investment income on a quarterly basis and makes any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund. Dividends and distributions will be taxable to shareholders whether paid in cash or reinvested in additional shares.

Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder's cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

If you redeem shares of the Fund held for less than six months, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, the Fund's net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder's investment.

The IRS requires that the Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identiﬁcation.

Taxation of Distributions

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares. (Private foundations, although generally exempt from federal income tax, may be subject to a 2% federal excise tax on their "net investment income").

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned the Fund's shares. The following table describes in general how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.) The Fund's annual distributions normally consist primarily of capital gains:
Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors
Qualified dividend income	5%	15%
Other dividend income	Ordinary income rate	Ordinary income rate
Short-term capital gains	Ordinary income rate	Ordinary income rate
Long-term capital gains	5%	15%

The above is only a summary of certain federal income tax consequences of investing in the Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

TheRoyceFund

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports

Additional information about the Fund's investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund's performance, is available in the Funds' annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information ("SAI")

Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:
By telephone
(800) 221-4268

By mail
The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds' prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC's Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599